UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 22, 2022

Guaranty Federal Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23325 (Commission File Number)	43-1792717 (IRS Employer Identification No.)

2144 E. Republic Road, Suite F200

Springfield, Missouri 65804

(Address of principal executive offices, including zip code)

(833) 875-2492

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GFED	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period of complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01	Regulation FD Disclosure.

In connection with the events discussed in Item 8.01 below, Guaranty Federal Bancshares, Inc., a Delaware corporation (“Guaranty”), issued a press release on March 23, 2022. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

As previously announced, on November 9, 2021, Guaranty entered into an Agreement and Plan of Merger (the “Agreement”) with QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”). Pursuant to the terms of the Agreement, Guaranty will merge with and into QCR Holdings, with QCR Holdings as the surviving corporation (the “Merger”). Guaranty Bank, Guaranty’s wholly-owned bank subsidiary (“Guaranty Bank”), will be merged with and into Springfield First Community Bank, QCR Holdings’ bank subsidiary, concurrently with or shortly following the completion of the Merger (the “Bank Merger”).

QCR Holdings has received approval of the Merger from the Board of Governors of the Federal Reserve System and approval of the Bank Merger from the Missouri Division of Finance. The approval of the Board of Governors of the Federal Reserve System was contingent on QCR Holdings receiving all other regulatory approvals, which have now been received.

The Merger is anticipated to be effective as of April 1, 2022, and remains subject to the satisfaction of customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Guaranty Federal Bancshares, Inc. dated March 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

By:	/s/ Shaun A. Burke
Shaun A. Burke
President and Chief Executive Officer

Date: March 23, 2022

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